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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 24, 2007


                                AMERIANA BANCORP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

        INDIANA                           0-18392                 35-1782688
----------------------------      -----------------------    -------------------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
    of incorporation)                                        Identification No.)

            2118 BUNDY AVENUE, NEW CASTLE, INDIANA       47263-1048
            --------------------------------------------------------
            (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
            --------------------------------------------------
            CHANGE IN FISCAL YEAR.
            ----------------------

      On September 24, 2007, the Board of Directors of Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank, SB, amended Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ----------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information:  Not applicable

      (c)   Shell Company Transactions:  Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            3.2               Amended and Restated Bylaws of Ameriana Bancorp


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AMERIANA BANCORP



Dated: October 1, 2007             By: /s/ Jerome J. Gassen
                                       ---------------------------------------
                                       Jerome J. Gassen
                                       President and Chief Executive Officer